UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2006

EVERGREEN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

OREGON
(State or other jurisdiction of incorporation or organization)

333-109667-04	91-1797880
(Commission file number)	(IRS Employer Identification No.)

3850 THREE MILE LANE, McMINNVILLE, OREGON	97128-9496
(Address of principal executive offices)	(Zip Code)

503-472-9361
(Registrant’s telephone number, including area code)

NONE
         (Former name, former address and former fiscal year, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

      On June 16, 2006, Evergreen Holdings, Inc. issued a press release announcing its rescheduled quarterly conference call regarding the financial results for its fourth fiscal quarter ended February 28, 2006. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished with this report on Form 8-K:

	99.1	Press release of Evergreen Holdings, Inc. dated June 16, 2006

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVERGREEN HOLDINGS, INC. (Registrant)

Date: June 16, 2006	/s/ John A. Irwin John A. Irwin Chief Financial Officer